UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2003

UTi Worldwide Inc.

(Exact Name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	000-31869 (Commission File Number)	Inapplicable (IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive	c/o UTi, United States, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA
(Telephone: (284) 494-4567)	(Telephone: (310) 604-3311)
(Addresses and telephone numbers of Registrant’s principal executive offices)

Inapplicable

(Former name or former address, if changed since last report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events

UTi Worldwide Inc., a British Virgin Islands corporation (“UTi,” or the “Company”), issued a news release dated May 23, 2003 announcing that, under the guidelines established by the Securities and Exchange Commission, the Company has determined that a majority of its outstanding shares are now directly or indirectly held by U.S. residents and, accordingly, the Company has become subject to the additional reporting obligations of domestic registrants.

The Company also announced it will release results for its first fiscal quarter ended April 30, 2003 on Tuesday, June 10, 2003 and that Company management will host an investor conference call on that same date.

A copy of the release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, UTi Worldwide Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTi WORLDWIDE INC.

Date: May 28, 2003	By:	/s/ Roger I. MacFarlane

Roger I. MacFarlane
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	News Release dated May 23, 2003 of UTi Worldwide Inc.